UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 5, 2008
                                                         ----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

                Delaware             0-28815          06-1241321
                --------             -------          ----------
     State or other Jurisdiction   (Commission      (IRS Employer
            of Incorporation)      File Number)   Identification No.)

      13 North Street, Litchfield, Connecticut          06759
      (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events
            ------------

         Item 8.01 Other Events.
                   ------------

         A. The Board of Directors of the Company declared a $0.15 per share quarterly cash dividend at a meeting held December 5, 2008. The quarterly cash dividend will be paid on January 30, 2009 to shareholders of record on January 7, 2009.

Section 9.  Financial Statements and Exhibits.
            ---------------------------------

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits.
               99.1  Press release dated December 5, 2008.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          FIRST LITCHFIELD FINANCIAL CORPORATION


                                          By:  /s/ CARROLL A. PEREIRA
                                                   Carroll A. Pereira
                                                   Treasurer

Dated:  December 5, 2008